UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 12, 2023 (November 15, 2023)

Viewbix Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

11 Derech Menachem Begin Street, Ramat Gan, Israel	4672514
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 1 (855) 879-8439

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

On November 15, 2023, Viewbix Ltd., an Israeli company and the wholly-owned subsidiary of Viewbix Inc. (the “Subsidiary” and the “Registrant”, respectively) entered into a Loan Agreement (the “Loan”) with certain lenders (the “Lenders”) whereby the Lenders provided the Subsidiary with loans in the aggregate amount of $480,000 (which sum may be increased to up to $1,000,000, at the discretion of the Lenders) (the “Principal Amount”). In accordance with the terms of the Loan, the Principal Amount will bear annual interest at a rate of 9% (the “Loan Amount”) and shall be repaid over the course of two years following January 1, 2024. In the event that the Subsidiary fails to repay a part or all of the Loan Amount and subject to certain conditions, the outstanding Loan Amount may be converted, at each Lender’s discretion, into shares of the Registrant’s common stock, par value $0.0001 per share (“Common Stock”), at a price per share equal to the 30-day average of the closing bid price of the Common Stock, calculated as of such date the respective portion of the outstanding Loan Amount becomes repayable.

In connection with the Loan, the Registrant issued to each Lender a warrant to purchase shares of Common Stock (the “Warrant(s)”), such that the number of shares of Common Stock underlying each Warrant will reflect (one-for-one) the number of dollars provided by each Lender as part of the Principal Amount. Each Warrant has an exercise price per share of Common Stock of $0.50 and will expire and cease to be exercisable on December 31, 2025. The Warrants were issued to the Lenders pursuant to Regulation S of the Securities Act of 1933, as amended.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Loan Agreement
10.2	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viewbix Inc.

By:	/s/ Amihay Hadad
Name:	Amihay Hadad
Title:	Chief Executive Officer

Date: December 12, 2023